Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Second Quarter 2020 Results

SPOKANE, Wash., July 27, 2020 (GLOBE NEWSWIRE) – PotlatchDeltic Corporation (Nasdaq:PCH) today reported net income of $2.6 million, or $0.04 per diluted share, on revenues of $181.6 million for the quarter ended June 30, 2020. Net income was $17.1 million, or $0.25 per diluted share, on revenues of $215.6 million for the quarter ended June 30, 2019.

Second Quarter 2020 Highlights

•	Generated $35.3 million of Total Adjusted EBITDDA and Total Adjusted EBITDDA margin of 19%
•	Announced agreement to sell ~72,000 acres in Minnesota for ~$48 million
•	Maintained strong liquidity of $460 million as of Q2 2020

"Our employees did an excellent job managing through the constraints and challenges imposed by the COVID pandemic and our three business segments performed well during what is typically our seasonally lightest quarter,” said Mike Covey, chairman and chief executive officer.  "Lumber markets are in the midst of a historic run and we are focused on safely meeting customer demand.  Cash generated from operations, along with proceeds from the Minnesota transaction that we announced in the second quarter, will further enhance our strong liquidity and provide additional flexibility to maximize shareholder value," stated Mr. Covey.

Financial Highlights

($ in millions, except per share data)	Q2 2020	Q1 2020	Q2 2019
Revenues	$181.6	$208.9	$215.6
Net income (loss)	$2.6	$(16.8)	$17.1
Weighted average shares outstanding, diluted (in thousands)	67,359	67,478	67,713
Net income (loss) per diluted share	$0.04	$(0.25)	$0.25

Adjusted net income	$2.6	$15.0	$17.1
Adjusted net income per diluted share	$0.04	$0.22	$0.25

Total Adjusted EBITDDA	$35.3	$47.6	$49.0
Dividends per share	$0.40	$0.40	$0.40
Net cash from operations	$39.8	$48.1	$48.5
Cash and cash equivalents	$81.0	$79.5	$98.0

Business Performance: Q2 2020 vs. Q1 2020

Timberlands

Second Quarter 2020 Highlights

•	Timberlands Adjusted EBITDDA decreased $9.4 million from Q1 2020 levels
•	Northern sawlog volumes decreased seasonally during spring breakup
•	Northern sawlog prices slightly higher due to seasonally lighter logs and slightly higher index pricing
•	Southern harvest volumes decreased because of customer mill curtailments
•	Southern sawlog prices were slightly lower due to weaker demand

($ in millions)	Q2 2020	Q1 2020	$ Change
Timberlands Revenues	$67.3	$82.4	$(15.1)

Timberlands Adjusted EBITDDA	$25.6	$35.0	$(9.4)

Wood Products

Second Quarter 2020 Highlights

•	Wood Products Adjusted EBITDDA decreased $2.3 million from Q1 2020 levels
•	Average lumber price was $412 per MBF Q2 2020, 4% higher than Q1 2020
•	Lumber shipments decreased 12% in Q2 2020 driven by lower production hours
•	Wood Products results were also negatively impacted by Q2 2020 temporary plywood mill curtailment and reduced operating posture

($ in millions)	Q2 2020	Q1 2020	$ Change
Wood Products Revenues	$126.2	$145.0	$(18.8)

Wood Products Adjusted EBITDDA	$10.9	$13.2	$(2.3)

Real Estate

Second Quarter 2020 Highlights

•	Real Estate Adjusted EBITDDA increased $2.0 million from Q1 2020 levels
•	Sold 17 residential lots at an average $97,000/lot in Q2 2020
•	Sold 5,537 acres of rural land for $1,784/acre
($ in millions)	Q2 2020	Q1 2020	$ Change
Real Estate Revenues	$13.0	$11.0	$2.0

Real Estate Adjusted EBITDDA	$9.3	$7.3	$2.0

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, July 28, 2020, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-833-968-2227 for U.S./Canada and 1-778-560-2697 for international callers. Participants will be asked to provide conference I.D. number 4488976. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available three hours following the call until August 4, 2020 by calling 1-800-585-8367 for U.S./Canada or 1-416-621-4642 for international callers. Callers must enter conference I.D. number 4488976 to access the replay.

About PotlatchDeltic

PotlatchDeltic (NASDAQ:PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 1.8 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest practices, is dedicated to long-term stewardship and sustainable management of its timber resources. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s current and expected liquidity; ability to manage the effects of COVID-19 on demand for our products and on our ability to continue operations; the success of the company’s business strategies; the company’s intent to refinance debt maturing in 2020 and beyond; maintaining the company’s investment grade credit rating; favorable capital structure and strong balance sheet; interest rates and expenses; corporate expenses; pension expenses; taxes; third quarter 2020 outlook; U.S. housing market and repair and remodel market; U.S. housing starts; lumber demand and pricing; revenues, costs and expenses; lumber shipment volumes; expected sawlog demand and timber harvest volumes; sawlog mix and pricing; rural real estate and residential real estate development sales, including the closing of the sale of approximately 72,000 rural acres in the fourth quarter of 2020, and average price per acre and developed lot; planned capital expenditures in 2020; business conditions; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements.  You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including impact of the recent coronavirus (COVID-19) outbreak on our business, suppliers, customers and employees; changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in Asia demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(in thousands, except per share amounts)	2020	2020	2019	2020	2019
Revenues	$181,555	$208,880	$215,581	$390,435	$397,297
Costs and expenses:
Cost of goods sold	149,836	172,046	175,673	321,882	329,888
Selling, general and administrative expenses	16,811	14,207	14,952	31,018	31,522
Gain on sale of facility	—	—	—	—	(9,176)
	166,647	186,253	190,625	352,900	352,234
Operating income	14,908	22,627	24,956	37,535	45,063
Interest expense, net	(8,339)	(3,698)	(7,882)	(12,037)	(13,346)
Loss on extinguishment of debt	—	—	—	—	(5,512)
Pension settlement charge	—	(42,988)	—	(42,988)	—
Non-operating pension and other postretirement employee benefit costs	(3,478)	(3,635)	(889)	(7,113)	(1,869)
Income (loss) before income taxes	3,091	(27,694)	16,185	(24,603)	24,336
Income taxes	(453)	10,862	952	10,409	(639)
Net income (loss)	$2,638	$(16,832)	$17,137	$(14,194)	$23,697

Net income (loss) per share:
Basic	$0.04	$(0.25)	$0.25	$(0.21)	$0.35
Diluted	$0.04	$(0.25)	$0.25	$(0.21)	$0.35
Dividends per share	$0.40	$0.40	$0.40	$0.80	$0.80
Weighted-average shares outstanding:
Basic	67,176	67,478	67,664	67,321	67,774
Diluted	67,359	67,478	67,713	67,321	67,866

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	June 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$80,987	$83,310
Customer receivables, net	24,588	14,167
Inventories, net	52,215	65,781
Other current assets	22,107	20,183
Total current assets	179,897	183,441
Property, plant and equipment, net	286,169	286,383
Investment in real estate held for development and sale	73,541	74,233
Timber and timberlands, net	1,618,975	1,638,663
Intangible assets, net	16,660	17,049
Other long-term assets	29,928	35,290
Total assets	$2,205,170	$2,235,059

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$75,937	$60,577
Current portion of long-term debt	45,988	45,974
Current portion of pension and other postretirement employee benefits	6,701	6,701
Total current liabilities	128,626	113,252
Long-term debt	711,001	710,495
Pension and other postretirement employee benefits	142,708	115,463
Deferred tax liabilities, net	10,942	20,165
Other long-term obligations	86,417	48,853
Total liabilities	1,079,694	1,008,228
Commitments and contingencies
Stockholders' equity:
Preferred stock, authorized 4,000 shares, no shares issued	—	—
Common stock, $1 par value, authorized 100,000 shares, issued 66,871 and 67,221 shares	66,871	67,221
Additional paid-in capital	1,670,184	1,666,299
Accumulated deficit	(442,153)	(359,330)
Accumulated other comprehensive loss	(169,426)	(147,359)
Total stockholders’ equity	1,125,476	1,226,831
Total liabilities and stockholders' equity	$2,205,170	$2,235,059

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,638	$(16,832)	$17,137	$(14,194)	$23,697
Adjustments:
Depreciation, depletion and amortization	18,171	19,044	17,137	37,215	33,411
Basis of real estate sold	2,693	6,498	7,427	9,191	8,983
Gain on sale of facility	—	—	—	—	(9,176)
Loss on extinguishment of debt	—	—	—	—	5,512
Change in deferred taxes	(1,466)	(12,383)	(1,139)	(13,849)	(17,238)
Pension and other postretirement employee benefits	5,765	6,068	2,831	11,833	5,937
Pension settlement charge	—	42,988	—	42,988	—
Equity-based compensation expense	1,980	1,885	1,832	3,865	3,449
Other, net	(414)	237	(1,142)	(177)	(1,928)
Change in working capital and operating-related activities, net	13,840	2,557	8,507	16,397	22,490
Real estate development expenditures	(2,109)	(378)	(2,715)	(2,487)	(4,481)
Funding of pension and other postretirement employee benefits	(1,293)	(1,546)	(1,421)	(2,839)	(3,135)
Net cash provided by operating activities	39,805	48,138	48,454	87,943	67,521

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(5,256)	(5,039)	(11,742)	(10,295)	(15,502)
Timberlands reforestation and roads	(3,466)	(4,310)	(3,948)	(7,776)	(8,190)
Acquisition of timber and timberlands	(540)	(4,190)	(278)	(4,730)	(278)
Proceeds on sale of facility	—	1,000	(1,252)	1,000	58,793
Other, net	608	1,505	303	2,113	433
Net cash (used in) provided by investing activities	(8,654)	(11,034)	(16,917)	(19,688)	35,256

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(26,744)	(26,941)	(26,881)	(53,685)	(53,946)
Repurchase of common stock	(3,009)	(12,355)	(15,015)	(15,364)	(25,173)
Proceeds from issuance of long-term debt	—	—	—	—	150,000
Repayment of long-term debt	—	—	—	—	(150,000)
Premiums and fees on debt retirement	—	—	—	—	(4,865)
Other, net	(284)	(242)	(51)	(526)	(264)
Net cash used in financing activities	(30,037)	(39,538)	(41,947)	(69,575)	(84,248)
Change in cash, cash equivalents and restricted cash	1,114	(2,434)	(10,410)	(1,320)	18,529
Cash, cash equivalents and restricted cash, beginning	81,820	84,254	108,380	84,254	79,441
Cash, cash equivalents and restricted cash, ending	$82,934	$81,820	$97,970	$82,934	$97,970

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(in thousands)	2020	2020	2019	2020	2019
Revenues
Timberlands	$67,345	$82,425	$66,881	$149,770	$135,039
Wood Products	126,216	145,000	138,030	271,216	270,336
Real Estate	13,105	10,969	36,432	24,074	42,596
	206,666	238,394	241,343	445,060	447,971
Intersegment Timberlands revenues	(25,111)	(29,514)	(25,762)	(54,625)	(50,674)
Consolidated revenues	$181,555	$208,880	$215,581	$390,435	$397,297

Adjusted EBITDDA[1]
Timberlands	$25,659	$34,982	$26,131	$60,641	$52,981
Wood Products	10,907	13,229	(2,071)	24,136	5,155
Real Estate	9,256	7,340	31,316	16,596	34,019
Corporate	(10,534)	(8,672)	(9,346)	(19,206)	(20,000)
Eliminations and adjustments	85	692	3,050	777	5,177
Total Adjusted EBITDDA	35,373	47,571	49,080	82,944	77,332
Basis of real estate sold	(2,693)	(6,498)	(7,427)	(9,191)	(8,983)
Depreciation, depletion and amortization	(17,765)	(18,638)	(16,727)	(36,403)	(32,524)
Interest expense, net	(8,339)	(3,698)	(7,882)	(12,037)	(13,346)
Loss on extinguishment of debt	—	—	—	—	(5,512)
Pension settlement charge	—	(42,988)	—	(42,988)	—
Non-operating pension and other postretirement employee benefits	(3,478)	(3,635)	(889)	(7,113)	(1,869)
Gain (loss) on disposal of fixed assets	(7)	192	30	185	62
Gain on sale of facility	—	—	—	—	9,176
Income (loss) before income taxes	$3,091	$(27,694)	$16,185	$(24,603)	$24,336

Depreciation, depletion and amortization
Timberlands	$11,566	$12,591	$10,469	$24,157	$20,734
Wood Products	5,798	5,630	5,861	11,428	10,903
Real Estate	156	160	147	316	356
Corporate	245	257	250	502	531
	17,765	18,638	16,727	36,403	32,524
Bond discounts and deferred loan fees[2]	406	406	410	812	887
Total depreciation, depletion and amortization	$18,171	$19,044	$17,137	$37,215	$33,411

Basis of real estate sold
Real Estate	$3,212	$6,504	$7,455	$9,716	$9,043
Eliminations and adjustments	(519)	(6)	(28)	(525)	(60)
Total basis of real estate sold	$2,693	$6,498	$7,427	$9,191	$8,983

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA on page 8, Reconciliations.
[2]	Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(in thousands, except per share amount)	2020	2020	2019	2020	2019
Total Adjusted EBITDDA
Net income (loss) (GAAP)	$2,638	$(16,832)	$17,137	$(14,194)	$23,697
Interest expense, net	8,339	3,698	7,882	12,037	13,346
Income taxes	453	(10,862)	(952)	(10,409)	639
Depreciation, depletion and amortization	17,765	18,638	16,727	36,403	32,524
Basis of real estate sold	2,693	6,498	7,427	9,191	8,983
Loss on extinguishment of debt	—	—	—	—	5,512
Pension settlement charge	—	42,988	—	42,988	—
Non-operating pension and other postretirement benefit costs	3,478	3,635	889	7,113	1,869
Gain on sale of facility	—	—	—	—	(9,176)
(Gain) loss on disposal of fixed assets	7	(192)	(30)	(185)	(62)
Total Adjusted EBITDDA	$35,373	$47,571	$49,080	$82,944	$77,332

Adjusted net income
Net income (loss) (GAAP)	$2,638	$(16,832)	$17,137	$(14,194)	$23,697
Special items:
Loss on extinguishment of debt	—	—	—	—	5,512
Pension settlement charge, after tax	—	31,811	—	31,811	—
Gain on sale of facility, after tax	—	—	—	—	(6,790)
Adjusted net income	$2,638	$14,979	$17,137	$17,617	$22,419

Adjusted net income per diluted share
Net income (loss) per diluted share (GAAP)	$0.04	$(0.25)	$0.25	$(0.21)	$0.35
Special items:
Loss on extinguishment of debt	—	—	—	—	0.08
Pension settlement charge, after tax	—	0.47	—	0.47	—
Gain on sale of facility, after tax	—	—	—	—	(0.10)
Adjusted net income per diluted share	$0.04	$0.22	$0.25	$0.26	$0.33